U.S. GOVERNMENT MONEY MARKET FUND
a Series of the DIREXION FUNDS

Supplement dated April 22, 2009 to the
Prospectus dated December 29, 2008

The following information supplements the disclosure in the Prospectus for the above-referenced fund.  It should be retained and read in conjunction with the Prospectus.

The prospectus is hereby amended and supplemented on page 48 to reflect that, effective May 1, 2009, the U.S. Government Money Market Fund (“Fund”) will no longer participate in the U.S. Department of the Treasury Temporary Guarantee Program for Money Market Funds (“Program”).  Accordingly, the Program will no longer provide insurance coverage for shareholders of the Fund as of September 19, 2008.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE